SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   Form 8-K
                                Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): January 21, 2003

                              RIVOLI BANCORP, INC.
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               (Exact name of registrant as specified in its charter)

           Georgia                                            58-2631780
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  (State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                  Identification No.)

               5980 Zebulon Road, Macon, Georgia            31210
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           (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code    (478) 742-5040
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                                     N/A
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          (Former name or former address, if changed since last report)



ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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	On January 21, 2003, Rivoli Bancorp, Inc. (the "Company") dismissed its independent auditors, Francis & Co., CPAs, and on the same date authorized the engagement of McNair McLemore Middlebrooks & CO LLP as its independent auditors for the fiscal year ended December 31, 2002. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

	Francis & Co. audited the financial statements for the Company for the fiscal year ended December 31, 2001. The audit report of Francis & Co. for the year ended December 31, 2001 did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

	Except as described herein, in connection with the audit for the fiscal year ended December 31, 2001 and for the unaudited interim period through September 30, 2002, there were no disagreements with Francis & Co. on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Francis & Co., would have caused it to make reference to the subject matter of the disagreement in its report.

	Further, prior to the engagement of McNair McLemore Middlebrooks & CO LLP, neither the Company nor any of its representatives sought the advice of McNair McLemore Middlebrooks & CO LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

	In connection with the audit of the fiscal year ended December 31, 2001 and for the unaudited interim period through September 30, 2002, Francis & Co., CPAs did not advise the Company that:

     (i) internal controls necessary for the Company to develop reliable financial statements did not exist;

     (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; or

     (iii) there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

	The Company requested that Francis & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Francis & Co.'s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
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     The following exhibit is filed with this report:

     Exhibit No.       Description
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        16.1       Letter regarding change in certifying accountant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RIVOLI BANCORP, INC.


January 24, 2003                        /s/ J. Patrick McGoldrick
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                                        J. Patrick McGoldrick
                                        President and Chief Executive Officer




                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibit

16.1              Letter regarding change in certifying accountant.